UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

INDEPENDENT BANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7777 Henneman Way, McKinney, Texas, U.S.A.

(Address of principal executive offices)

75070-1711

(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IBTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events.

As previously disclosed, on January 1, 2019, the transactions contemplated by the Agreement and Plan of Reorganization, dated as of May 22, 2018, by and between Guaranty Bancorp, a Delaware corporation (“Guaranty”), and Independent Bank Group, Inc., a Texas corporation (“Independent,” or the “Company”) were completed, including the merger of Guaranty with and into Independent (the “Merger”), with Independent as the surviving corporation in the Merger.

This Current Report on Form 8-K is being filed to disclose the audited consolidated financial statements of Guaranty as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

ITEM 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Guaranty as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The consent of Crowe LLP, Guaranty’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Crowe LLP, independent registered public accounting firm

99.1	Audited Consolidated Financial Statements of Guaranty Bancorp as of December 31, 2018 and 2017 and for the Years ended December 31, 2018, 2017 and 2016

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President

Date: January 21, 2020